UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

---------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2009

OPPENHEIMER HOLDINGS INC.

(Exact Name of Company as Specified in Charter)

Delaware	1-12043	98-0080034
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

125 Broad Street

New York, NY 10004

(Address of Principal Executive Offices) (Zip Code)

(416) 322-1515

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

At the Annual and Special Meeting of Shareholders of Oppenheimer Holdings Inc. (“Oppenheimer Canada”) on May 8, 2009, Oppenheimer Canada’s shareholders approved the proposed change of jurisdiction of incorporation of Oppenheimer Canada from the federal jurisdiction of Canada to the State of Delaware in the United States (the “Domestication”). Following the approval by the Oppenheimer Canada shareholders, the Domestication was effected on May 11, 2009. As a result, Oppenheimer Canada became a Delaware corporation (“Oppenheimer Delaware”), and adopted the Certificate of Incorporation and By-laws as approved by the shareholders of Oppenheimer Canada at the Annual and Special Meeting of Shareholders.

Upon the effectiveness of the Domestication, each of Oppenheimer Canada’s Class A non-voting shares, no par value per share,  outstanding immediately prior to the Domestication became one fully paid and non-assessable share of Class A non-voting common stock, par value $0.001 per share, of Oppenheimer Delaware, and each of Oppenheimer Canada’s Class B voting shares, no par value per share, outstanding immediately prior to the Domestication became one fully paid and non-assessable share of Class B voting common stock, par value $0.001 per share, of Oppenheimer Delaware.    Share certificates representing shares in Oppenheimer Canada prior to the Domestication now represent the same number of shares in Oppenheimer Delaware. Accordingly, shareholders are not required to exchange their Oppenheimer Canada share certificates. However, shareholders who wish to receive Oppenheimer Delaware stock certificates in exchange for their Oppenheimer Canada share certificates may do so by submitting the certificates they wish to exchange to Oppenheimer Delaware’s transfer agent, CIBC Mellon Trust Company at P.O. Box 7010, Adelaide Street Postal Station, Toronto, Ontario, Canada M5C 2W9 or Mellon Investor Services, Inc. at 85 Challenger Road, Ridgefield Park, New Jersey, and requesting new certificates.

Prior to the Domestication, Oppenheimer Canada’s Class A non-voting shares were traded on the New York Stock Exchange under the symbol “OPY.”  Following the Domestication, Oppenheimer Delaware’s Class A non-voting common stock will continue to be listed on the New York Stock Exchange under the symbol “OPY” and will be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended.  The CUSIP number for the Class A non-voting common stock of Oppenheimer Delaware will remain the same.

Additional information about the Domestication and a comparison of the rights of stockholders of Oppenheimer Canada and Oppenheimer Delaware can be found in Oppenheimer Canada’s proxy statement, filed with the Securities and Exchange Commission on April 2, 2009, and available on the Oppenheimer Holdings Inc. website www.opco.com.

On May 11, 2009, Oppenheimer Holdings Inc. issued a press release announcing the consummation of the Domestication. A copy of this press release has filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

Description

99.1

Press Release, dated May 11, 2009, regarding the change of jurisdiction of

  incorporation of Oppenheimer Holdings Inc. from Canada to the           State of Delaware

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Oppenheimer Holdings Inc.

Date: May 11, 2009	By:	“E.K. Roberts”
E.K. Roberts
President and Treasurer (Duly Authorized Officer)

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EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release, dated May 11, 2009, regarding the change of jurisdiction of

  incorporation of Oppenheimer Holdings Inc. from Canada to the           State of Delaware

4

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